UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

Performance Technologies,
Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-27460	16-1158413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Canal View Boulevard Rochester, New York		14623
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 8, 2012, Performance Technologies, Incorporated ("PT") issued a press release announcing its results of operations for the quarter and nine months ended September 30, 2012. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by PT on November 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

November 8, 2012	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

November 8, 2012	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Senior Vice President of Finance and Chief Financial Officer

Exhibit 99.1

For more information contact:

Dorrance W. Lamb

SVP and Chief Financial Officer

PT

585-256-0200 ext. 7276

http://www.pt.com

finance@pt.com

PT Announces Third Quarter 2012 Financial Results

ROCHESTER, NY – November 8, 2012 – PT (NASDAQ: PTIX), a leading global provider of advanced network communications solutions, today announced its unaudited financial results for the third quarter 2012.

Revenue in the third quarter 2012 amounted to $4.7 million, compared to $9.0 million in the third quarter 2011. Revenue for the nine months ended September 30, 2012 amounted to $18.0 million, compared to $27.1 million during the corresponding period in 2011.

On the basis of generally accepted accounting principles (GAAP), the net loss in the third quarter 2012 amounted to ($1.7 million), or ($.15) per basic share, based on 11.1 million shares outstanding, including amortization of purchased intangible assets of $.03 per share and stock-based compensation expense of $.01 per share. The GAAP net loss in the third quarter 2011 amounted to ($.1 million), or ($.01) per basic share, including a restructuring charge of $.01 per share, an impairment charge of $.04 per share, amortization of purchased intangible assets of $.03 per share and stock-based compensation expense of $.01 per share, based on 11.1 million shares outstanding.

The GAAP net loss for the nine months ended September 30, 2012 amounted to ($3.1 million), or ($.28) per basic share, including amortization of purchased intangible assets of $.08 per share and stock-based compensation expense of $.02 per share, based on 11.1 million shares outstanding. The GAAP net loss for the nine months ended September 30, 2011 amounted to ($1.6 million), or ($.15) per basic share, including a restructuring charge of $.02 per share, an impairment charge of $.04 per share, amortization of purchased intangible assets of $.07 per share, litigation expenses of $.04 per share, and stock-based compensation expense of $.02 per share, based on 11.1 million shares outstanding.

The non-GAAP net loss in the third quarter 2012 amounted to ($1.3 million), or ($.12) per basic share, compared to non-GAAP net income of $.7 million, or $.07 per share in the third quarter 2011. The non-GAAP net loss for the nine months ended September 30, 2012 amounted to ($2.1 million), or ($.19) per basic share, compared to net income of $.5 million, or $.04 per share for the nine months ended September 30, 2011. Please refer to the reconciliations between GAAP and non-GAAP financial measures contained in this release.

On September 30, 2012, the Company had cash and investments amounting to $14.7 million, working capital of $17.1 million and no long-term debt.

"We are extremely dissatisfied with our third quarter results,” said John Slusser, president and chief executive officer. "After experiencing a dramatic slowdown in telecommunications equipment revenue during the second quarter 2012, we surveyed our customer base to get an updated view of their going forward product requirements and had mixed results. Our service provider customers generally expect to make additional investments in their network infrastructure while our OEM customers were more reluctant to project requirements because of little or no visibility of demand from their end customers. Based upon the feedback received and ongoing global economic climate uncertainty, we have concluded that our quarterly revenue run rates will likely not return to the first quarter 2012 level in the near term. Given this circumstance, we implemented a program to bring our operations more in line with anticipated business opportunities."

On October 31, 2012, PT announced a program to restructure its operations, reduce its workforce, rationalize its product lines, and refocus its resources on initiatives that are more closely aligned with the Company’s near-term objectives and market potential. Specifically, the Company is reducing its personnel by fourteen employees or 10% of its workforce and is recording a non-cash impairment charge against certain of PT’s software development costs and purchased intangible assets. As a result of this action, the Company expects to incur fourth quarter 2012 pre-tax restructuring charges of approximately $.5 million, representing employee-related costs which will result in cash expenditures, and approximately $.8 million, which will be recorded as a non-cash impairment charge. The Company currently estimates that the full annualized cost savings resulting from this restructuring program will be in the range of $1.3 million to $1.5 million in 2013.

About PT (www.pt.com)

PT (NASDAQ: PTIX) is a global supplier of advanced network communications solutions for telecommunication service providers, government communications, and OEM markets. PT’s product portfolio includes IP-centric network elements and applications designed for high availability, scalability, and long life cycle deployments. PT’s SEGway™ SS7 and Diameter Signaling Solutions provide affordable, high density signaling and advanced routing for next-generation LTE and IMS networks. These solutions enable IP migration, gateway capabilities, SIP bridging, and core-to-edge distributed intelligence, as well as features such as Number Portability and SMS Spam Defense. PT’s Multi-Protocol and Communication Server (MPS) product portfolio enables LAN/WAN, radar and Smart-Grid networks to acquire, distribute and record critical data over IP Networks. PT’s industry-leading Monterey MicroTCA and IPnexus® Platforms anchor a growing portfolio of the Company’s own solutions. Many other OEMs and application developers leverage PT’s carrier-grade platforms and Linux® development environment (PT’s NexusWare®). PT is headquartered in Rochester, NY and maintains sales and engineering offices around the world.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. The Company’s future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company’s control. These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers and the potential loss of key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of PT’s manufacturing capacity and arrangements, the protection of PT’s proprietary technology, errors or defects in our products, the effects of pending or threatened litigation, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments, foreign regulations, possible loss or significant curtailment of significant government contracts or subcontracts, and potential material weaknesses in internal control over financial reporting. In addition, during weak or uncertain economic periods, customers’ visibility deteriorates causing delays in the placement of their orders. These factors often result in a substantial portion of PT’s revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. Forward-looking statements should be read in conjunction with the most recent audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, as contained in the Company’s Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

As a supplement to the GAAP-based consolidated financial statements contained in this press release, the Company is providing a presentation of non-GAAP financial measures which can be useful to investors to gain an overall understanding of the Company’s current financial performance. Specifically, the Company believes the non-GAAP financial measures provide useful information to investors by excluding certain expenses the Company believes are not indicative of its core operating results. The non-GAAP financial measures exclude certain expenses such as the effects of (a) amortization of purchased intangible assets, (b) stock-based compensation, (c) restructuring costs, (d) litigation expenses and (e) impairment charges – vendor software.

Management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions and forecasting and planning for future periods. We also consider the use of the non-GAAP financial measures to be helpful in assessing various aspects of our business operations.

Non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial information and should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP financial information.

A reconciliation of non-GAAP measures to GAAP measures is included herein.

###

A conference call will be held on Monday, November 12, at 10:00 a.m., New York time, to discuss the results. All institutional investors can participate in the conference by dialing (866) 494-3746 or (416) 915-1196. The call will be available simultaneously for all other investors at (866) 494-3387 or (416) 915-1198. A digital recording of this conference call may be accessed immediately after its completion from November 12 through November 16, 2012. To access the recording, participants should dial (866) 245-6755 or (416) 915-1035 using passcode 510179. A live webcast of the conference call will be available on the PT website at www.pt.com and will be archived to the site within two hours after the completion of the call.

PT is a trademark of Performance Technologies, Inc. The names of actual companies, products, or services may be the trademarks, registered trademarks, or service marks of their respective owners in the United States and/or other countries.

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(unaudited)

ASSETS

	September 30, 2012	December 31, 2011

Current assets:
Cash and cash equivalents	$6,881,000	$9,641,000
Investments	5,830,000	2,798,000
Accounts receivable	4,150,000	5,622,000
Inventories	4,693,000	5,421,000
Prepaid expenses and other assets	1,020,000	1,155,000
Prepaid income taxes	119,000	67,000
Total current assets	22,693,000	24,704,000

Investments	1,974,000	3,362,000
Property, equipment and improvements, net	1,791,000	1,891,000
Software development costs, net	4,451,000	3,932,000
Purchased intangible assets, net	3,756,000	4,390,000
Total assets	$34,665,000	$38,279,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$717,000	$1,015,000
Accrued expenses	1,674,000	1,547,000
Deferred revenue	3,220,000	2,808,000
Fair value of foreign currency hedges		46,000
Other payable		999,000
Total current liabilities	5,611,000	6,415,000
Deferred income taxes	89,000	83,000
Total liabilities	5,700,000	6,498,000

Stockholders’ equity:
Preferred stock
Common stock	133,000	133,000
Additional paid-in capital	17,533,000	17,347,000
Retained earnings	21,099,000	24,237,000
Accumulated other comprehensive income	18,000	(118,000)
Treasury stock	(9,818,000)	(9,818,000)
Total stockholders’ equity	28,965,000	31,781,000
Total liabilities and stockholders’ equity	$34,665,000	$38,279,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Sales	$4,671,000	$9,000,000	$18,045,000	$27,125,000
Cost of goods sold	2,870,000	4,454,000	9,611,000	14,419,000
Gross profit	1,801,000	4,546,000	8,434,000	12,706,000

Operating expenses:
Selling and marketing	1,232,000	1,585,000	4,127,000	4,966,000
Research and development	1,221,000	1,593,000	4,349,000	5,342,000
General and administrative	983,000	981,000	3,125,000	3,590,000
Impairment charge-vendor software		400,000		400,000
Restructuring charges		71,000		253,000
Total operating expenses	3,436,000	4,630,000	11,601,000	14,551,000
Loss from operations	(1,635,000)	(84,000)	(3,167,000)	(1,845,000)

Other income, net	42,000	(4,000)	41,000)	86,000
Loss before income taxes	(1,593,000)	(88,000)	(3,126,000)	(1,759,000)

Income tax provision (benefit)	80,000	(2,000)	12,000	(123,000)
Net loss	$(1,673,000)	$(86,000)	$(3,138,000)	$(1,636,000)

Basic loss per share	$(.15)	$(.01)	$(.28)	$(.15)

Weighted average common shares	11,116,000	11,116,000	11,116,000	11,116,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

Gross Profit Reconciliation
GAAP gross profit	$1,801,000	$4,546,000	$8,434,000	$12,706,000
Amortization of purchased intangible assets(a)	302,000	280,000	891,000	812,000
Stock-based compensation(b)	4,000	3,000	10,000	9,000
Non-GAAP gross profit	2,107,000	4,829,000	9,335,000	13,527,000
Non-GAAP gross profit percentage of sales	45.1%	53.7%	51.7%	49.9%

Operating Expense Reconciliation
GAAP operating expenses	3,436,000	4,630,000	11,601,000	14,551,000
Stock-based compensation (b)	(57,000)	(63,000)	(176,000)	(225,000)
Restructuring costs(c)		(71,000)		(253,000)
Litigation expenses(d)				(414,000)
Impairment charge-vendor software(e)		(400,000)		(400,000)
Non-GAAP operating expenses	3,379,000	4,096,000	11,425,000	13,259,000

Net Loss Reconciliation
GAAP net loss	(1,673,000)	(86,000)	(3,138,000)	(1,636,000)
Amortization of purchased intangible assets(a)	302,000	280,000	891,000	812,000
Stock-based compensation(b)	61,000	66,000	186,000	234,000
Restructuring costs(c)		71,000		253,000
Litigation expenses(d)				414,000
Impairment charge-vendor software(e)		400,000		400,000
Non-GAAP net (loss) income	$(1,310,000)	$731,000	$(2,061,000)	$477,000

Loss per Common Share
GAAP basic net loss per common share	$(.15)	$(.01)	$(.28)	$(.15)
Non-GAAP basic(f) net (loss) income per common share	$(.12)	$.07	$(.19)	$.04

The Non-GAAP financial measures above, and their reconciliation to our GAAP results for the periods presented, reflect adjustments relating to the following items:

(a) Amortization of purchased intangible assets: a non-cash expense arising from the acquisition of intangible assets that the Company is required to amortize over their expected useful lives. The value of purchased intangible assets increased significantly as a result of the acquisition of the USP and SP2000 signaling technologies from GENBAND in January 2011.

(b) Stock-based compensation costs: a non-cash expense incurred in accordance with share-based compensation accounting guidance.

(c) Restructuring costs: costs incurred as a result of restructuring activities taken to bring operating expenses more in line with expected revenues.

(d) Litigation expenses: legal expenses not indicative of core operating activities.

(e) Impairment charge - vendor software - One-time impairment charge recorded in connection with the termination of a marketing reseller agreement with a vendor, not indicative of core operating activities.

(f) Basic and diluted net income per common share are identical for the three and nine months ended September 30, 2011.